Exhibit 99.2
 Alliance Data NYSE: ADS   Second Quarter 2020 ResultsJuly 23, 2020

 2  Forward-Looking StatementsThis presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding, and the guidance we give with respect to, our anticipated operating or financial results, completion of strategic initiatives, future dividend declarations, and future economic conditions, including, but not limited to, fluctuation in currency exchange rates, market conditions and COVID-19 impacts related to relief measures for impacted borrowers and depositors, labor shortages due to quarantine, reduction in demand from clients, supply chain disruption for our reward suppliers and disruptions in the airline or travel industries.We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, and no assurances can be given that our expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, factors set forth in the Risk Factors section in our Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K. Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

Q2 2020 Agenda

- Speakers: Ralph Andretta — President and CEO
  Tim King — EVP and CFO
- Key Takeaways
- Q2 Consolidated Financial Results
- Q2 Business Segment Financial Results
  - LoyaltyOne®
  - Card Services
- Q2 Business Update – Card Services
  - Key Metrics
  - Liquidity Update
  - Store Opening / Credit Sales Trends
  - State Re-opening Trends
  - Payment Behavior Trends
  - Retailer Bankruptcy Economics
- Closing Remarks
- Q&A

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©2020 ADS Alliance Data Systems, Inc.

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Q2 2020 Key Takeaways

- Mixed results at LoyaltyOne
  - AIR MILES® benefitted from expense reduction – adjusted EBITDA, net increased 5% on a constant currency basis; Solid performance in grocer Sponsor category
  - BrandLoyalty experienced deferred program spending – revenue decreased 44% on a constant currency basis

- Card Services performed better than expected in the COVID-19 environment
  - Sales activity improved throughout June as retailers reopened
  - Continue to drive operational efficiencies via expense reduction
  - Credit metrics trending better than anticipated and payment activity remains consistent

- Investing in people and technology to improve business positioning beyond COVID-19

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 Q2 2020 Consolidated Results (MM, except per share)  5     Quarter Ended June 30,         2020  2019  % Change  Revenue  $979  $1,348  -27%  Income from continuing operations  $38  $142  -73%  Income from continuing operations per diluted share (EPS)  $0.81  $2.71  -70%  Core EPS  $1.86  $3.83  -51%              Adjusted EBITDA  $258  $414  -38%  Adjusted EBITDA, net  $156  $310  -50%  Pre-Provision, earnings before taxes  $297  $451  -34%              Diluted shares outstanding  47.7  52.6     **********************************************************************************        (Including discontinued operations)           Net income  $38  $139  -72%  Net income per diluted share  $0.81  $2.64  -69%  Direct operating expenses (volume-adjusted) were down approximately $50 million quarter over quarter, resulting in approximately $140 million reduction year to date

 6     Quarter Ended June 30,         2020  2019  % Change  Revenue  $151  $251  -40%              Operating Expenses  $127  $223  43%  Operating Income  $24  $28  -16%              Interest Expense  $0  $1  nm  Earnings before taxes  $24  $27  -13%              Adjusted EBITDA, net  $44  $51  -14%              AIR MILES Issued   1,053    1,423   -26%  AIR MILES Redeemed   608    1,050   -42%  Revenue and adjusted EBITDA, net decreased 33% and 10% respectively, adjusted for currency translation and the divestiture of Precima   Q2 2020 LoyaltyOne (MM)

 7     Quarter Ended June 30,         2020  2019  % Change  Revenue  $828  $1,097  -24%              Operating Expenses           Asset impairments  $34  $0  nm  Mark-to-market  $2  $40  nm  Operating Expenses  $370  $432  -14%  Total Operating Expenses  $406  $472  -14%              Provision for Loan Losses           Charge Offs  $305  $258  18%  ALLL Build/(Release)  -$55  -$1  nm  Total Provision for Loan Losses  $250  $257  -3%              Funding Costs  $102  $105  -3%  Earnings before taxes  $70  $263  -73%              Adjusted EBITDA, net  $127  $287  -56%     1/1/2020     3/31/2020     6/30/2020  End of Period Receivables  $19,463     $17,732     $15,809  ALLL Balance  $1,815     $2,151     $2,096  Reserve Rate  9.3%     12.1%     13.3%  Q2 2020 Card Services (MM)

 Q2 2020 Business Update – Card Services  8  1 Normalized card receivables includes held-for-sale receivables2 Revenue divided by normalized card receivables3 Excludes mark-to-market on held-for-sale receivables and asset impairment charges  Key Metrics     Quarter Ended June 30,         2020  2019  % Change/        Variance  Credit Sales  $4,799  $7,551  -36%  Average Card Receivables  $16,116  $16,798  -4%  Normalized Average Card Receivables 1  $16,204  $18,335  -12%  End of Period Receivables  $15,809  $17,615  -10%  Total Gross Yield % 2  20.4%  23.9%  -3.5%  Operating Expense % 3  9.1%  9.4%  -0.3%  Cost of Funds  2.5%  2.3%  0.2%  Principal Loss Rate  7.6%  6.1%  1.5%  Reserve Rate  13.3%  5.7%  7.6%  Delinquency Rate  4.3%  5.2%  -0.9%  Return on Equity  15%  31%  -16%

Q2 2020 Liquidity Update

Parent Level

- Liquidity at 6/30 of $1.1 billion, consisting of cash on hand plus revolver capacity
    - $775 million in cash and cash equivalents, $350 million in unused revolver
    - No debt maturities until December 2022

Bank Level

- Banks finished the quarter with $4.2 billion in cash and $2.5 billion in equity
- Total Risk Based Capital Ratio at 19.7% - nearly double the 10% threshold to be considered well-capitalized
- Funding readily available
    - CDs and MMDAs – Deposits taken in daily on our FDIC insured platform
    - Retail deposits have nearly tripled as a percentage of our funding since Q2 2019
    - Conduits – Recently renewed $2 billion of conduit capacity through July 2021

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 Pre-COVID = 1/1 to 3/14Shelter in Place = 3/15 to 4/30Compared to February base, stores were largely reopened at quarter-endStore-based sales recovered commensurate with store re-openings  Q2 2020 Business Update – Card Services  Net Credit Sales  Direct Channels  Store Based  General Purpose    10  Store Openings / Credit Sales Trends

 States with COVID surges have come off of their peak re-openingsUncertainty in Q3/4 continues to rely on consumer confidence with direct implications from cases both in terms of number and severity  Q2 2020 Business Update – Card Services  11  State Re-Opening Trends  Shelter in Place  Re-Opening Phase  Cases Increase

Q2 2020 Business Update – Card Services

Payment Behavior Trends


Not Enrolled
YoY bps
Enrolled
Current Year
14.4%
-330 bps
Zero Payers
44.6%
62.6%
+360 bps
Paid < Balance
47.4%
23.0%
-30 bps
Balance in Full Payers
8.0%

- Total forbearance programs peaked above 10% of our total A/R and now represent slightly less than 4%
- Forbearance group was heavily influenced by Payment Holiday (largest program); still shows strong payment trends
- Over 50% of Payment Holiday enrollees made a payment even though none was required
- Over 85% of not enrolled made a payment, up over 300bps YoY

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Q2 2020 Business Update – Card Services

Retailer Bankruptcy Economics

- Approximately 6% of A/R is from retailers currently in bankruptcy process
- Cards retain functionality during retailer reorganizations, with appropriate measures implemented by ADS for prudent account management
- If a retailer ultimately liquidates, the associated A/R portfolio follows a predictable and profitable curve. For instance, with a typical private label credit card apparel program:
  - Card utility is suspended
  - A/R declines to about 50% after 6 months, and to about 10% after 24 months
  - Gross Yields increase about 800 basis points over 24 months
  - Charge-offs peak in 6 to 8 months
  - Operating expenses trend down as we no longer incur sales or marketing expenses and client compensation
- We can optimize value by profitably liquidating the file, selling the portfolio or we can offer cardholders a proprietary co-brand card to replace the private label credit card

AllianceData.

©2020 ADS Alliance Data Systems, Inc.

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The Way Forward - Planning For Our FutureBoard refreshment – in June, two new directors were elected to our board and three completed their serviceAdding key talent – recent addition of industry veteran Val Greer as Chief Commercial OfficerContinuing investment in Data and Analytics and digital capabilities Increase flexibility of our cost basis and overall business model Continue to sign and renew partners in growth areas including health and beauty, home improvement (Card Services) and essential categories such as grocery, gas and liquor (LoyaltyOne)Prudent balance sheet management  14  Q2 2020 Closing Remarks

 15  Financial MeasuresIn addition to the results presented in accordance with generally accepted accounting principles, or GAAP, the Company may present financial measures that are non-GAAP measures, such as constant currency financial measures, pre-provision earnings before taxes, adjusted EBITDA, adjusted EBITDA margin, adjusted EBITDA, net of funding costs, core earnings and core earnings per diluted share (core EPS). Constant currency excludes the impact of fluctuations in foreign exchange rates. The Company calculates constant currency by converting our current period local currency financial results using the prior period exchange rates. The Company uses adjusted EBITDA and adjusted EBITDA, net as an integral part of internal reporting to measure the performance and operational strength of reportable segments and to evaluate the performance of senior management. Adjusted EBITDA eliminates the uneven effect across all reportable segments of non-cash depreciation of tangible assets and amortization of intangible assets, including certain intangible assets that were recognized in business combinations, and the non-cash effect of stock compensation expense. In addition, adjusted EBITDA eliminates the effect of the gain (loss) on the sale of a business, strategic transaction costs, asset impairments, and restructuring and other charges.  Adjusted EBITDA, net is equal to adjusted EBITDA less securitization funding costs and interest expense on deposits. Similarly, core earnings and core EPS eliminate non-cash or non-operating items, including, but not limited to, stock compensation expense, amortization of purchased intangibles, non-cash interest, gain (loss) on the sale of a business, strategic transaction costs, asset impairments, and restructuring and other charges. The Company believes that these non-GAAP financial measures, viewed in addition to and not in lieu of the Company’s reported GAAP results, provide useful information to investors regarding the Company’s performance and overall results of operations.

 Q & A  16